Exhibit 99.2
Polaris Industries Inc. 4th Quarter & Full-Year 2008 Earnings Results January 29, 2009

Safe Harbor Today's presentation includes statements which should be considered forward-looking for the purposes of the private securities reform act of 1995. Additional information concerning these factors that may influence results can be found in our 2007 annual report and 2007 Form 10-K, which are on file with the SEC.

2007 2008 2007 2008 2008 Full Year Results Diluted EPS * $3.10 $3.50 +13% $1,780.0 $1,948.3 +9% Total Company Sales ($ in millions) * From continuing operations. Record Sales & EPS

ORV Snow Victory PG&A 2007 $1,780.0 +9% +15% -17% +17% 2008 $1,948.3 2007 Total Company 2008 Total Company 2008 Full Year Sales Geographic Sales % Change in Total Company Sales United States Canada Other Foreign Countries Sales 1371 273 304.2 0 Volume Product Mix & Price Currency Total Canada +18% $273.0 Total Company Sales Sales by Product line ORV Snowmobiles Victory PG&A Sales 1305.8 205.3 93.6 343.6 0 -2% +11% 0% +9% United States +6% $1,371.1 Int'l +18% $304.2 ORV +9% $1,305.8 Snow +15% $205.3 PG&A +17% $343.6 Victory $93.6 -17% ($ in millions) ORV (Off-Road Vehicles) = ATV & SxS Combined

0.2% -0.3% 0.4% -1.5% 0.1% 0.8% 07 Net Margin 07 Net Margin Gross Profit Financial Services Interest Expense Non-Operating Incom 2008 Full Year Earnings Gross profit margins improved 80 basis points Financial Services income decreased $24.1 million Net margin expansion - focal point for 2009 and beyond Net Income as a Percent of Sales* Net Income* $112.6 $117.4 +4% * From continuing operations. Gross Margin Op Expense Financial Services Interest Expense Non-Op Income Income Taxes 6.3% 6.0% 2007 2008 2007 2008

2007 2008 2007 2008 $541.4 Fourth Quarter 2008 Results Revenue down with weak retail sales environment Snow stands out, +19% EPS met expectations Currency impact turned negative Diluted EPS * Total Company Sales ($ in millions) * From continuing operations. $523.6 -3% $1.07 $1.11 +4%

2007 ORV Snow Victory PG&A 2008 Fourth Quarter 2008 Sales Geographic Sales Q4 % Change in Q4 2008 Total Company Sales United States Canada Other Foreign Countries Sales 1371 273 255 0 Volume Product Mix & Price Currency Total Q4 Sales by Product line ORV Snowmobiles Victory PG&A Sales 319.8 95.2 21.8 86.8 0 -20% +21% -4% -3% Fourth Quarter 2008 $541.4 -5% +19% -40% -2% $523.6 Canada +21% $76.6 United States -5% $378.6 Int'l -15% $68.4 ORV -5% $319.8 Snow +19% $95.2 PG&A -2% $86.8 Victory $21.8 -40% Total Company Total Company

2007 2008 $38.0 $36.2 -5% Fourth Quarter 2008 Earnings Net income within expectations Gross profit margins improved 80 basis points Finance Services income decreased $5.7 million Net Income as a Percent of Sales * Net Income * * From continuing operations. Gross Margin Op Expense Financial Services Interest Expense Non-Op Income Income Taxes 2007 2008 7.0% 6.9% 0.8% -0.8% -1.0% 0.2% 0.6% 0.1%

North American Retail Sales - 2008 ATVs, Side by sides, Motorcycle and Snowmobiles, combined North American retail sales deteriorated throughout Q4 International also declined in Q4 Polaris gained market share in all businesses in 2008 for 2nd year in row Industry Polaris Industry Polaris Industry Polaris Sales -0.13 -0.06 0 -0.25 -0.19 0 -0.16 -0.09 0 % change from prior year First nine months ended September 30 Fourth quarter Full Year Industry Polaris Note: Side-by-side industry retail sales are Polaris estimates -16% -9% -25% -19% -11% -6% Units

North American Dealer Inventory All Products Dealer inventory down 7% at year-end 2008; not enough Core ATVs and motorcycles require further reductions MVP key to sustainable reductions 2009 dealer inventory levels are expected to significantly decline once again Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Units 2006 Actual 2007 Actual 2008 Actual

2008 Summary Highlights: Record sales and EPS Sales up 9% EPS up 13% Share gains in every business International operations grew 18% Industry leading new products Sportsman XP; RZR S; RANGER HD; 800 Assault/Dragon Operational Excellence delivered Improved quality • Increased speed to market • MVP Dealer inventories declined by 7% Gross profit margin expansion of 80 bpts Disappointments Q4 retail sales decline; Victory below expectations Credit environment was tough Finance income down $24M Retail credit availability concerns Factory inventory too high Share price declined

2006 2007 2008 2009 Operational Excellence 21.7% 22.1% 22.9% Cost - Gross Profit Margin Expansion Supply chain lead time reduction of 50% New product development cycle time reduced by 37% MVP go to market dealer business model Lean expansion NPS improved in 3 of 4; industry leading in Victory & SxS Speed to Market Quality - Net Promoter Score Up to +130 bpts -25% -15% 36% faster than '06 -5% Goals 2006 2007 2008 2009 Guidance

Off-Road Vehicle Division $1.195B $1.306B -17% to -25% -20% to -35% Polaris Revenue ($000's) -22% N.A. Off-Road Vehicle Industry +9% 67% of Total Polaris Sales #1 Market Share in ORV in N.A. & Europe New Sportsman XP & Ranger selling well Consolidated into ORV Division Improve cost synergies & market effectiveness Guidance Note: Side-by-side industry retail sales are Polaris estimates Projection

2007 2008 2009 Guidance Snowmobile Division $179M $205M -10% to -20% Polaris Revenue ($000's) -20% N.A. Snowmobile Industry +15% 10% of Total Polaris Sales Gained Share in 2008; #2 Significant Quality Improvement +20% Launched RUSH in 2009 Industries only progressive rate rear suspension Good snow conditions throughout NA Dealer Inventory down 4% STD For season ended March 31 2005 2006 2007 2008 2009E

2007 2008 2009 2005 2006 2007 2008 2009 Victory Division $113M -25% to -40% -15% to -25% Polaris Revenue ($000's) -9% N.A. Motorcycle Industry 1400cc+ -17% $94M 5% of Total Polaris Sales Industry leader in ownership satisfaction Gained share for 5th year in a row Aggressive supply reduction to improve dealer business model Global expansion - Australia, Germany Focused on "retail acceleration" + share -4% +6% +4% Retail 0% to -10% Guidance Projection

2007 2008 2009 PG&A Division $293M +17% $344M -9% to -13% Polaris Revenue ($000's) 18% of Total Polaris Sales Sales growth in all businesses; record sales Highest margin business Innovation continues: 260 new accessories in '08 Expect to outperform WG sales in '09 2008 PG&A Revenue by Business Unit Guidance

2007 2008 2009 International Division Polaris Revenue ($000's) +18% $304M -10% to -20% 2008 Revenue by Geography 2008 Revenue by Business Unit 16% of Total Polaris Sales #1 market share in ORV for EMEA & gaining share EMEA markets weak in '08; expect same in '09 Gaining share in Snow in '08 Increased direct presence - 50% in '08 Victory global expansion - Australia, Germany New structure focused on global expansion Guidance $258M Europe 69% ME/Africa 14% Latin America 7% Asia 1% Aus/NZ 9% Snow 12% PGA 17% Victory 3% ORV 68%

Adjacencies

POLARIS

Polaris Defense Revenues


+42%
+50% to 100%
2007
2008
2009
Guidance



- **Military:**
  - New customer penetration
  - Global expansion / after sale support
  - Expanded business development resources
- **Expecting to announce 2 new adjacencies in '09**
  - Outside powersports
  - On road / outside powersports
- **Additional organic opportunities in pipeline**
- **Focus:**
  - Global
  - Outside powersports
  - On road

17

2007 2008 2007 2008 Q4 2008 Q4 2008 2007 2008 2009 Other Activities Wholesale Credit Retail Financing Financial Services Income 2008 wholesale credit income $13.3 million, down 4% 2008 retail credit income $5.7 million, down 80% 2008 other activities income $2.2 million, down 31% Financial Services Income by category Retail Portfolio - HSBC and GE combined Penetration Rate Approval rate 46% Q4 2008 53% 38% 39% 51% 31% $45.3 $21.2 $ in millions Remains acceptable Down about 50% primarily due to no HSBC income in 2009 Guidance

2009 Full Year Guidance Product Line Sales Off Road Vehicles (ORV) Down 17% to 25% Snowmobiles Down 10% to 20% Victory Motorcycles Down 25% to 40% PG&A Down 9% to 13% Total Company Sales Down 15% to 23% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars but up as a percent of sales Income Taxes In the range of 34.0% to 34.5% of pretax income EPS, Diluted from continuing operations $2.50 - $3.00 (-29% to -14%)

Gross Profit Margin Percentage Trends Flexible variable cost structure and timely execution drives gross margin expansion

Balance Sheet and Liquidity Profile $ In millions (except per share data) 2008 Actual 2009 Guidance Total Debt at Year-end $200.0 Approximately flat Net Debt at Year-end (debt less cash balances) $172.9 Improving Credit Facility (expires December 2011) $450.0 $450 Average debt outstanding $283.0 Similar Maximum debt outstanding $345.0 Similar Capital Expenditures $76.6 $50 to $60 Depreciation and amortization $66.1 $60 to $65 Operating cash flow $176.2 Expected to decrease approximately in line with net income Stock buyback $107.2 (2.5 million shares) Much more modest share repurchase activity to approximate benefit plan share issuances Dividend $1.52 per share $1.56 per share (+3%)

First Quarter 2009 Guidance Industry retail sales demand trends are expected to decline at least double-digits throughout 2009, and worse in first half First quarter 2008 included a $0.06 EPS benefit from retail credit income received from HSBC Q1 2009 will include severance costs for workforce reduction Total Company Sales (in millions) Diluted EPS* (in millions) 2008 2009 Sales 388.7 292 18.6 $388.7 Down 20% to 25% Actual Guidance 2008 2009 Sales 0.55 0.15 0.1 $0.55 $0.15 to $0.25 Down 73% to 55% Actual Guidance * From continuing operations.

Ready for 2009 Aligned Strategy & Structure Off-Road Vehicle Division International Team Adjacencies Attacked Costs Workforce reductions announced 460 Operating Expense reductions > $10M Manufacturing/Production costs reduced with volume Accelerated Operational Excellence Speed / Factory Adjustments Q4 2008 production cuts Productivity +8% Value Engineering > $10M Focused on Dealers / Customers Product Innovation Rush, RZR 170, Much more Process Innovation MVP / Victory Go-to Market Prepared for a Tough Year Sales -15% to -23% Contingency Plans in place

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Op Margin improvement Strong Financial Performance Sustainable, Profitable Growth A Great Future for All Stakeholders

Polaris Industries Inc. Thank you. Q & A